Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
18.
INCOME TAXES

Cayman Islands

Under current law of Cayman Islands, the Company is not subject to income or capital gains taxes. In addition, dividends payments are not subject to tax withholding in the Cayman Islands.

Hong Kong

The Company’s subsidiaries, Sunlands HK, Cheerwins Online Education HK Limited and FireSky Investment HK Limited are located in Hong Kong and are subject to a two-tiered income tax rate for taxable income earned in Hong Kong with effect from April 1, 2018. The first HK$2 million of profits earned by HK entity will be taxed at 8.25%, while the remaining profits will continue to be taxed at the existing 16.5% tax rate. In addition, to avoid abuse of the two-tiered income tax rate regime, each group of connected entities can nominate only one entity to benefit from the two-tiered income tax rate. No provision for Hong Kong profits tax has been made in the consolidated financial statements as it has no assessable income for the years ended December 31, 2020, 2021 and 2022.

China

The Group’s subsidiaries, VIEs and VIEs’ subsidiaries incorporated in the PRC are generally subject to a corporate income tax rate of 25%.

The Enterprise Income Tax Law (the “EIT Law”) of the PRC, effective since January 1, 2008, applies a uniform 25% enterprise income tax rate to all resident enterprises in China, including foreign invested enterprises.

Beijing Sunlands was qualified as “high and new technology enterprise strongly supported by the State” (“HNTE”) and was accordingly entitled to a preferential tax rate of 15% from calendar years 2016 through 2020. For 2021 and 2022, Beijing Sunlands was subject to an EIT rate of 25%.

Wuhan Shangde was qualified as HNTE and is accordingly entitled to a preferential tax rate of 15% from calendar years 2021 through 2023 and expected to be subject to an EIT rate of 15% as long as it maintains its status as a HNTE.

The reconciliation of the effective tax rate and the statutory income tax rate applicable to PRC operations was as follows:

	Years ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
(Loss)/income before income tax expenses	(432,573)	197,634	648,548
Income tax (benefit)/expenses computed at applicable tax rates of 25%	(108,143)	49,409	162,137
Non-deductible and super deduction expenses	769	(27,135)	(6,035)
Effect of tax holidays and tax rate difference	52,027	(263,431)	(6,514)
Change in valuation allowance	55,111	221,539	(137,596)
Income tax (benefit)/expenses	(236)	(19,618)	11,992

If the tax holidays granted to Wuhan Shangde were not available, the Group’s income tax benefit and expenses would have been RMB11,560 and RMB24,338 and the basic and diluted net income per ordinary share attributable to the Group would have been RMB31.36 and RMB92.34, respectively, for the years ended December 31, 2021 and 2022.

18.
INCOME TAXcES - continued

China - continued

Deferred taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred taxes are as follows:

	As of December 31,
	2021	2022
	RMB	RMB
Deferred tax assets
Accrued expenses	39,709	38,204
Advertising expenses carry-forwards	47,924	18,008
Net operating loss carry-forwards	732,873	614,232
Total deferred tax assets	820,506	670,444
Less: valuation allowance	(781,241)	(643,645)
Deferred tax assets, net	39,265	26,799
Deferred tax liabilities
Deferred costs	(21,782)	(5,984)
Total deferred tax liabilities	(21,782)	(5,984)

As of December 31, 2022, the Company’ subsidiaries, the VIEs and VIEs’ subsidiaries registered in the PRC have total net operating loss carry forwards of RMB2,544,003, which would expire on various dates through December 31, 2023 to December 31, 2029.

The authoritative guidance requires that the Group recognizes the impact of a tax position in the financial statements if that position is more likely than not of being sustained upon audit by the tax authority, based on the technical merits of the position. Under PRC laws and regulations, arrangements and transactions among related parties may be subject to examination by the PRC tax authorities. If the PRC tax authorities determine that the contractual arrangements among related companies do not represent a price under normal commercial terms, they may make adjustments to the companies’ income and expenses. A transfer pricing adjustment could result in additional tax liabilities. The Group did not have any significant unrecognized uncertain tax positions as of and for the years ended December 31, 2020, 2021 and 2022.

In addition, uncertainties exist with respect to how the current income tax law in the PRC applies to the Group’s overall operations, and more specifically, with regard to tax residency status. The New EIT Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for Chinese income tax purposes if the place of effective management or control is within the PRC. The implementation rules to the New EIT Law provide that non-resident legal entities will be considered PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting and properties, occurs within the PRC. Despite the present uncertainties resulting from the limited PRC tax guidance on the issue, the Group does not believe that the legal entities organized outside of the PRC within the Group should be treated as residents for EIT law purposes. If the PRC tax authorities subsequently determine that the Company and its subsidiaries registered outside the PRC should be deemed resident enterprises, the Company and its subsidiaries registered outside the PRC will be subject to the PRC income taxes, at a rate of 25%.

If the Company were to be non-resident for PRC tax purpose, dividends paid to it out of profits earned after January 1, 2008 would be subject to a withholding tax. In the case of dividends paid by PRC subsidiaries, the withholding tax would be 10%. A lower withholding income tax rate of 5% is applied if the Foreign Invested Enterprise, or the FIE’s immediate holding company is registered in Hong Kong or other jurisdictions that have a tax treaty arrangement with China, subject to a qualification review at the time of the distribution.

The Chinese tax authorities clarified that distributions made out of earnings prior to but distributed after January 1, 2008 will not be subject to withholding tax. The aggregate undistributed earnings of the Company's subsidiaries located in the PRC that are available for distribution are RMB167,946 as of December 31, 2022. Upon distribution of such earnings, the Company will be subject to PRC taxes, the amount of which is impractical to estimate. The Company did not record any withholding tax on any of the aforementioned undistributed earnings because it intends to permanently reinvest all earnings in China and the Company's subsidiaries located in the PRC do not intend to declare dividends to the Company.